Exhibit 99.2


Reconciliation between originally filed
and revised filings of the investor reports for Banc One Auto Grantor Trust 1996-B


                                                    -------------------------------------------------------------------
                                                          REVISED            ORIGINAL
                                                          JULY 96              JULY 96              VARIANCE
                                                    -------------------------------------------------------------------
               COLLECTIONS
               -----------
INTEREST PAYMENTS RECEIVED                             3,070,176.02         3,069,760.04              415.98      (4)
LIQUIDATION PROCEEDS -  INTEREST          (2)                695.44                 0.00              695.44
RECOVERIES FROM PRIOR MONTHS              (2)            168,801.77           147,983.32           20,818.45      (3)
                                                         ----------           ----------           ---------
TOTAL INTEREST RECEIVED                                3,239,673.23         3,217,743.36           21,929.87

PRINCIPAL PAYMENTS RECEIVED                           14,004,195.50        14,000,894.03            3,301.47      (4)
REPURCHASED LOAN PROCEEDS                                      0.00                 0.00                0.00
LIQUIDATION PROCEEDS - PRINCIPAL                          90,026.36           252,258.33         (162,231.97)     (3)
                                                          ---------           ----------        ------------
TOTAL PRINCIPAL RECEIVED                              14,094,221.86        14,253,152.36         (158,930.50)

TOTAL COLLECTIONS                                     17,333,895.09        17,470,895.72         (137,000.63)

           DISTRIBUTABLE AMOUNTS          (1)
           ---------------------
SERVICING FEE AT 1.00%                                   243,177.31           243,089.92               87.39
CLASS A COUPON INTEREST AT 6.55%                       1,529,097.55         1,528,548.05              549.50
CLASS B COUPON INTEREST AT 6.70%                          65,172.92            65,149.50               23.42
                                                          ---------            ---------               -----
TOTAL COUPON INTEREST                                  1,594,270.47         1,593,697.55              572.92
COUPON INTEREST AND SERVICING                          1,837,447.78         1,836,787.47              660.31

TOTAL PRINCIPAL RECEIVED                              14,094,221.86        14,253,152.36         (158,930.50)
REALIZED LOSS (GROSS-LIQUIDATION)                        473,822.95           331,263.33          142,559.62      (3)
                                                         ----------           ----------          ----------
TOTAL PRINCIPAL                                       14,568,044.81        14,584,415.69          (16,370.88)
TOTAL COUPON INTEREST                                  1,594,270.47         1,593,697.55              572.92
TOTAL SERVICING FEE                                      243,177.31           243,089.92               87.39
                                                         ----------           ----------               -----
INTEREST, PRINCIPAL & SERVICE FEE                     16,405,492.59        16,421,203.16          (15,710.57)

              RESERVE FUND
              ------------
INTEREST COLLECTED                                     3,239,673.23         3,217,743.36           21,929.87
COUPON INTEREST                                       (1,594,270.47)       (1,593,697.55)            (572.92)
SERVICING FEE                                           (243,177.31)         (243,089.92)             (87.39)
REALIZED LOSS (GROSS-LIQUIDATION)                       (473,822.95)         (331,263.33)        (142,559.62)
                                                       ------------         ------------         ------------
EXCESS CASH TO RESERVE FUND                              928,402.50         1,049,692.56         (121,290.06)
RESERVE FUND BEGINNING BALANCE                         5,877,161.06         5,997,015.21         (119,854.15)
RESERVE ACCOUNT RELEASE TO SELLER                              0.00                 0.00                0.00
                                                               ----                 ----                ----
RESERVE FUND ENDING BALANCE               (1)          6,805,563.56         7,046,707.77         (241,144.21)

             WIRE TO TRUSTEE
             ---------------
TOTAL COLLECTIONS                                     17,333,895.09         17,470,895.72        (137,000.63)
SERVICING FEE                                           (243,177.31)          (243,089.92)            (87.39)
                                                       ------------          ------------            -------
OVER/(UNDER) WIRED                                    17,090,717.78         17,227,805.80         137,088.02
                                                      =============         =============         ==========

         OTHER REPORTED BALANCES
         -----------------------
RESERVE FUND INVESTMENT INCOME            (5)             26,752.16             26,752.16               0.00
                                                          =========             =========               ====

FOOTNOTES:
----------

(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Realized losses understated by the approximate net amount of recoveries and liquidation proceeds. (In the original August 1996 report, $33,000 of recoveries and $22,000 of charge-offs were excluded from the original report.)

(4) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(5) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.